                                                                     Exhibit 31

                   CERTIFICATION PURSUANT TO SECTION 302 OF
                        THE SARBANES-OXLEY ACT OF 2002

I, Andrew J. Cederoth, certify that:

1.    I have reviewed this annual report on Form 10-K,  and all reports on Form
      8-K  containing  distribution  or servicing  reports  filed in respect of periods  included in the year  covered by this annual  report of Navistar
      Financial  1999-A Owner  Trust,  Navistar  Financial  2000-A Owner Trust,
      Navistar  Financial 2000-B Owner Trust,  Navistar  Financial 2001-A Owner
      Trust,  Navistar Financial 2001-B Owner Trust,  Navistar Financial 2002-A
      Owner Trust,  Navistar  Financial 2002-B Owner Trust,  Navistar Financial
      2003-A Owner Trust, and Navistar Financial 2003-B Owner Trust;

2.    Based on my  knowledge,  the  information  in these  reports,  taken as a whole,  does not contain any untrue  statement of a material fact or omit to state a material fact necessary to make the statements  made, in light
      of  the  circumstances   under  which  such  statements  were  made,  not
      misleading  as of the  last  day of the  period  covered  by this  annual report;

3.    Based  on  my  knowledge,   the  distribution  or  servicing  information
      required to be provided to the trustee by the Servicer  under the pooling and servicing  agreement,  for inclusion in these reports, is included in these reports;

4.    I am responsible  for reviewing the activities  performed by the Servicer under the pooling and  servicing  agreement  and based upon my  knowledge and the independent public  accountants'  servicing report required under that agreement,  and except as disclosed in the reports, the Servicer has fulfilled its obligations under that agreement; and

5.    The  reports  disclose  all  significant  deficiencies  relating  to  the
      Servicer's  compliance  with the minimum  servicing  standards based upon
      the  report  provided  by  an  independent   public   accountant,   after
      conducting a review in  compliance  with the Uniform  Single  Attestation
      Program for Mortgage  Bankers or similar  procedure,  as set forth in the
      Pooling and Servicing Agreement, that is included in these reports.

6.    In  giving  the  certifications   above,  I  have  reasonably  relied  on
      information provided to me by the following  unaffiliated parties:  Owner
      Trustee.

                          NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                          NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                          NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                          NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                          NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                          NAVISTAR FINANCIAL 2002-A OWNER TRUST
                          NAVISTAR FINANCIAL 2002-B OWNER TRUST,
                          NAVISTAR FINANCIAL 2003-A OWNER TRUST, AND
                          NAVISTAR FINANCIAL 2003-B OWNER TRUST

                    By:   Navistar Financial Retail Receivables Corporation
                          (Seller)

                    By:  /s/ANDREW J. CEDEROTH
                            Andrew J. Cederoth
                            Vice President and Treasurer
December 18, 2003